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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               December 12, 1997
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                  1-2572                   73-1520922
(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)





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Items 1 - 4.     Not Applicable.

Item 5.          Other Events.

                 ONEOK Inc. (the Company) announced the appointment of two new directors to the ONEOK, Inc. board. They are Howard R. Fricke, chairman of the board, president and chief executive officer, Security Benefit Group of Companies, Topeka, Kansas and Steven L. Kitchen, executive vice president and chief financial officer, Western Resources, Inc., Topeka, Kansas.

                 On November 26, 1997 the Company issued a press releases, a copy of which is attached hereto as exhibit 1.a and incorporated herein by reference.

Items 6.         Not Applicable

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

Exhibit
No.              Description

1.a              Press release issued by ONEOK Inc. dated November 26, 1997.

Item 8 - 9.      Not Applicable





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 12th of December, 1997.


                                        ONEOK Inc.

                                        By: /s/   Jerry D. Neal
                                            --------------------------------
                                            Vice President,
                                            Chief Financial Officer,
                                            and Treasurer





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                               INDEX TO EXHIBITS


Exhibit
No.             Description
-------         -----------
1.a             Press release issued by ONEOK Inc. dated November 26, 1997.